UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – April 9, 2014

BLVD HOLDINGS, INC.

 (Exact Name of Registrant as Specified in its Charter)

NEVADA	001-35802	45-5512933
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

3565 King Rd., King City, Ontario, Canada L7B 1M3
(Address of principal executive offices)

(905) 833-9845
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Such statements may include, but are not limited to, information related to: anticipated operating results; our product offerings; relationships with suppliers; consumer demand; financial resources and condition; revenues; profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; product and commercial liability; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.  As used in this Current Report, the terms “we”, “us”, “our”, the “Registrant” and the “Company” refer to BLVD Holdings, Inc.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Carrie J. Weiler (Corporate Secretary, Director)

Effective April 9, 2014, our Company appointed Carrie Weiler as a member of our Company’s Board of Directors and as the Company’s Corporate Secretary.

Mrs. Weiler has over 25 years of experience in public company management. She provides corporate secretarial services and administration to several publically listed companies in the United States and Canada. Mrs. Weiler is a member of the Canadian Society of Corporate Secretaries.

We believe Mrs. Weiler is well-qualified to serve as a member of the Board of Directors due to her extensive experience working with other public companies and her business contacts.

Ian Bradley (Director)

Effective April 9, 2014, our Company appointed Ian Bradley as a member of our Board of Directors.

Mr. Ian Bradley has an Honours Degree in Political Economy from the University of Toronto, and is a Canadian Chartered Accountant and a Certified Public Accountant. Mr. Bradley’s business career has included both senior financial roles and senior operational and executive management, namely, the Chief Financial Officer of Ethicon Sutures ltd, a Johnson & Johnson company, Mattel Canada Inc., Forbes Meditec Inc., and PBB Global Logistics Inc., and a senior financial executive at Dylex Ltd. Mr. Bradley is a former president of Mattel Canada Inc., Grand Toys Inc. and served as interim president of Lakeside Steel Inc. Having served on the board of directors of a number of TSX and NASDAQ listed public companies including Beamscope Inc., Northern Financial Corporation including the companies listed above. Mr. Bradley currently consults in the mergers and acquisitions, and company financing businesses.

We believe Mr. Bradley is well-qualified to serve as a member of the Board of Directors due to his public company experience, operational experience and business contacts.

Ken Adelberg (Director)

Effective April 9, 2014, our Company appointed Ken Adelberg as a member of our Board of Directors.

Mr. Ken Adelberg served as President and Chief Executive Officer of HiFi House Group of Companies, a privately held company based in Broomall, Pennsylvania from 1978 to 2012. During that time, Mr. Adelberg was a founding shareholder and board member of a number of public companies, including US Wats Inc., specializing in business telecommunications services; Republic Bank (FRBK – Nasdaq) from 1989 to 2004; GSI Commerce Inc. (GSIC-Nasdaq) from 1995 to 2006. Mr. Adelberg holds Bachelor of Science degrees in Biophysics and Physiological

Psychology from Pennsylvania State University and attended the MBA program at Drexel University, Philadelphia, Pennsylvania. Mr. Adelberg is an active board member of the Lebow College of Business at Drexel University, as well as on the board of the Eberly College of Science at Penn State.

We believe Mr. Adelberg is well-qualified to serve as a member of the Board of Directors due to his public company experience, operational experience and business contacts.

Chandra Panchal (Director)

Effective April 9, 2014, our Company appointed Chandra Panchal as a member of our Board of Directors.

Dr. Chandra Panchal was a co-founder of Procyon Biopharma Inc., a publicly traded biotechnology company involved in development of wound healing, cancer therapeutic and diagnostic products, which listed on Alberta Stock Exchange in 1998 and the Toronto Stock Exchange in 2000. Dr. Panchal is founder and CEO of Axcelon Biopolymers Corp., a medical device and biomaterials company. Dr. Panchal has actively led company acquisitions, in-licensing as well as out-licensing of technologies and products. Having been involved in international transactions in Europe, India, China and Brazil, Dr. Panchal currently serves on the board of director of four public companies (TSX.V: CVR; TSX.V: CFR; ROD.P and TMP.P) as well as MaRS Innovation. Dr. Panchal has authored over fifty scientific papers and is viewed as one of the world’s experts in Industrial Microbiology. Dr. Panchal is an Adjunct Professor at The University of Western Ontario where he obtained his Ph.D. in Biochemical Engineering.

We believe Dr. Panchal is well-qualified to serve as a member of the Board of Directors due to his public company experience, operational experience and business contacts.

Ted Daniel (Director)

Effective April 9, 2014, our Company appointed Ted Daniel as a member of our Board of Directors.

Mr. Ted Daniel Founded Titanium Transportation Group Inc. in May of 2002, has extensive experience in the trucking industry, having worked as CFO of a mid-sized transportation company for six years, and continues to serve the industry as an advisor on a consulting basis. Prior to that, Mr. Daniel spent approximately ten years on various turnaround assignments in a CFO capacity. Mr. Daniel began his career at KPMG LLP completing his designation requirements, furthering his career at Schwartz Levitsky Feldman LLP in accounting, tax, and M&A corporate finance activities. Mr. Daniel led the Titanium Group to a successful partnership with the ZZEN Group of Companies in 2007. Mr. Daniel’s strong financial leadership and passion for efficiency via technology, has resulted in Titanium being named to the Canada Profit 100/200/500 listings for the past five consecutive years.

Mr. Daniel is a Chartered Accountant (1994) and holds a Bachelor’s degree from York University in Computer Science with a minor in pure and applied mathematics, and an Honours Bachelor degree in Business and Administrative Studies.

We believe Mr. Daniel is well-qualified to serve as a member of the Board of Directors due to his public company experience, operational experience and business contacts.

Tyrone Ganpaul (Chief Financial Officer)

Effective April 9, 2014, our Company appointed Tyrone Ganpaul, age 65, as the Company’s Chief Financial Officer.

A professional accountant, Mr. Tyrone Ganpaul has over 30 years of experience in the food industry in both financial and administrative capacities, and also the petroleum and electronics industries. Mr. Ganpaul was Vice-President, Finance for Export Packers Company Limited, a food processing and distribution company. Mr. Ganpaul has further experience with Exxon and Imperial Oil, and Philips Electronics in financial and marketing roles. Mr. Ganpaul also served as president of Sweet Valley Foods Inc., a food packaging company and worked as a financial consultant to Goudas Foods from 2006 until commencing his current employment as CFO of the Company.

Compensation of Directors

Each member of the Board of Directors shall be entitled to an annual salary of CAD $20,000 paid in quarterly increments.

Mr. Ganpaul shall be compensated with a salary of CAD $160,000.00 per annum, plus medical benefits and a car allowance of CAD $800 per month.

Board Committees

At the present time, the Board of Directors does not have any committees.  The directors who have been appointed to the Board may be appointed to committees of the Board of Directors at a later date; however, no determination has been made regarding which director will serve on any committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, BLVD Holdings, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLVD HOLDINGS, INC.

Dated: April 14, 2014	By:	/s/ John G. Simmonds
Name: John G. Simmonds
Title: Chief Executive Officer

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